UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2019

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of EP Energy Corporation (the “Company”) and EP Energy LLC, filed on March 14, 2019 (the “Original Form 8-K”). Following the initial filing of the Original Form 8-K, the registrants discovered certain scrivener errors in the supplemental financial tables included at the end of the Company’s press release announcing its financial and operating results for the fourth quarter and year ended December 31, 2018, which press release was furnished as Exhibit 99.1 to the Original Form 8-K.  The registrants are amending the Original Form 8-K to include the corrected press release, which is being furnished as Exhibit 99.1 to this Form 8-K/A.  No other changes to the Original Form 8-K have been made.

The information in this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 2.02   Results of Operations and Financial Condition

On March 14, 2019, EP Energy Corporation (the “Company”) issued a press release announcing its financial and operating results for the fourth quarter and year ended December 31, 2018 and year-end 2018 proved reserves. The Company will hold a webcast conference call on March 15, 2019 to discuss those results.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated into this Item 2.02 by reference.

Item 7.01   Regulation FD Disclosure

On March 14, 2019, the Company provided its financial and operational outlook for first quarter 2019.   A copy of the Company’s press release is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated into this Item 7.01 by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1

Press release dated March 14, 2019 announcing financial and operating results for the fourth quarter and year ended December 31, 2018, including year-end 2018 proved reserves and first quarter 2019 outlook.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	March 15, 2019

EP ENERGY CORPORATION

		By:	/s/ Kyle A. McCuen
Kyle A. McCuen
Senior Vice President, Chief Financial Officer and Treasurer

EP ENERGY LLC

		By:	/s/ Kyle A. McCuen
Kyle A. McCuen
Senior Vice President, Chief Financial Officer and Treasurer

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